Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories

13 Inventories

(in millions)	December 31, 2021	December 31, 2020
Raw materials and supplies	€248.3	€44.3
Unfinished goods	84.5	19.4
Finished goods	169.7	0.4
Total	€502.5	€64.1

During the year ended December 31, 2021, inventory write-offs and reserves related to our COVID-19 vaccine amounting to €194.6 million were recognized in cost of sales as a result of the respective inventories not fulfilling the predefined quality-specifications (GMP) and / or regulatory requirements (approval of the respective authorities, i.e. FDA) and / or shelf-life expiration, compared to nil in the previous period. We have not pledged any inventories as securities for liabilities. During the years ended December 31, 2021 and 2020, €1,255.1 million and €32.1 million, respectively costs of inventories were recognized as cost of sales.